SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                January 19, 1999


                       CHEC ASSET RECEIVABLES CORPORATION
               (Exact name of registrant as specified in charter)


   NEVADA                        333-54027                        13-3460894
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(State or other              (Commission File                   (IRS Employer
 jurisdiction                  Number)                          Identification
of Incorporation)                                                   Number)


                    277 PARK AVENUE, NEW YORK, NEW YORK 10172
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 892-3000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

          This Current Report on Form 8-K is being filed to file a copy of the monthly servicing report relating to the December 28, 1998 Distribution Date.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement dated as of November 1, 1998, among the Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee, which was previously filed as an exhibit to Registration Statement No. 333-54027.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

         19.1     Monthly Servicing Report

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CHEC ASSET RECEIVABLES CORPORATION
                                      (Registrant)


Date: January 19, 1999               By: /S/ ANTHONY H. BARONE
                                        -------------------------
                                        Name:  Anthony H. Barone
                                        Title: President and CEO

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 EXHIBIT INDEX


EXHIBIT NUMBER                DESCRIPTION
19.1                          Monthly Servicing Report